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                                                                    EXHIBIT 99.5


                      TERMINATION OF SHAREHOLDERS AGREEMENT

         THIS TERMINATION AGREEMENT (this "Termination Agreement") is dated as of June 7, 2004, among Carrizo Oil & Gas, Inc., a Texas corporation (the "Company"), Mellon Ventures, L.P., S.P. Johnson IV, Frank A. Wojtek and Steven
A. Webster (the "Shareholders") with respect to the Shareholders Agreement dated as of February 20, 2002 by and among the Company and the Shareholders, as amended through the date hereof (the "Agreement"). Capitalized terms used but not defined in this Termination Agreement have the meanings give such terms in the Agreement.

                                   WITNESSETH:

         WHEREAS, each of Steven A. Webster and Mellon Ventures, L.P. has provided to the Company an executed and irrevocable notice of conversion of all of the shares of Series B Convertible Preferred Stock held by such person;

         WHEREAS, the Company and the Shareholders desire to terminate the Agreement;

         WHEREAS, Section 5.1 of the Agreement provides that, subject to certain exceptions, an amendment or waiver of a provision of the Agreement requires the prior written consent of the Company, the Requisite Founder Shareholders and the Requisite Investors;

         WHEREAS, the undersigned Founder Shareholders hold in the aggregate in excess of 50% of the outstanding shares of Common Stock held by all Founder Shareholders as of the date of this Termination Agreement, and therefore qualify as the Requisite Founder Shareholders;

         WHEREAS, the undersigned Investors hold in the aggregate in excess of 50% of the Common Stock issuable upon conversion of the Series B Convertible Preferred Stock and exercise of the Warrants, and therefore qualify as the Requisite Investors;

         NOW, THEREFORE, the parties hereto, in consideration of the mutual covenants and agreements hereinafter set forth and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, hereby agree as follows:

         1. Effective as of the date hereof, the Agreement is hereby terminated and, as a result of this Termination Agreement, neither the Company nor any Shareholder shall have, from and after the effective date of this Termination Agreement, any rights or obligations under the Agreement.

         2. This Termination Agreement shall be governed by and construed in accordance with the domestic laws of the State of New York without giving effect to any choice or conflict of law provision or rule (whether in the State of New York or any other jurisdiction) that would cause the application of the laws of any jurisdiction other than the State of New York except to the extent of internal corporate matters, which shall be governed by the provisions of

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the applicable law of the State of Texas. This Termination Agreement may be
executed in any number of counterparts, and each counterpart hereof shall be deemed to be an original instrument, but all such counterparts together shall constitute but one agreement.

         IN WITNESS WHEREOF, the parties hereto have executed this Termination Agreement as of the date first written above.



                                      COMPANY:

                                      Carrizo Oil & Gas, Inc.

                                        By:  /s/ Paul F. Boling
                                           -------------------------------------
                                           Name: Paul F. Boling
                                           Title:  Chief Financial Officer


                                      INVESTOR:

                                      Mellon Ventures, L.P.

                                         By:  MVMA, L.P., its general partner


                                           By: MVMA, Inc., its general partner

                                              By:  /s/ Ronald J. Coombs
                                                 -------------------------------
                                                 Name:  Ronald J. Coombs
                                                 Title:  Chief Financial Officer


                                      ORIGINAL FOUNDER SHAREHOLDERS:


                                      /s/ S.P. Johnson IV
                                      ------------------------------------------
                                      S.P. Johnson IV



                                      /s/ Frank A. Wojtek
                                      ------------------------------------------
                                      Frank A. Wojtek



                                      /s/ Steven A. Webster
                                      ------------------------------------------
                                      Steven A. Webster


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